UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2022

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-262106	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2022, the Human Capital Committee of the board of directors approved an Executive Bonus Plan for fiscal 2023 for our President and Chief Executive Officer and for certain other executives designated by us, including our Chief Revenue Officer, our Senior Vice President and Chief Financial Officer and our Senior Vice President, General Counsel and Secretary, who are named executive officers.

The purpose of the fiscal 2023 plan is to motivate and reward performance for achieving our financial and operational objectives for fiscal 2023. Payments under the plan are based upon the achievement of predetermined annual corporate financial metrics consisting of target amounts for growth in annual contract value (“GACV”), free cash flow (“FCF”) and revenue and cost synergies associated with integration of acquired businesses. Each of the target amounts is established by the board. GACV is weighted at 50%, FCF is weighted at 35% and revenue and cost synergies are weighted at 10% and 5%, respectively, for purposes of determining each participant’s bonus. In order for any bonus to be payable with respect to a target amount, we must achieve at least 70% of the target amount.

Performance against the corporate financial metrics will be evaluated mid-year and at year-end. Each participant has the potential for a mid-year payment, in an amount not to exceed 25% of the annual bonus target (excluding the synergies targets, which apply only to the full fiscal year), based on performance against mid-year target amounts. The year-end payment is based on annual performance against the annual performance targets, less any payment received at mid-year. If mid-year payments are made and we underachieve the metrics for the full year, each participant shall refund the amount by which his mid-year payment exceeds the total amount he is entitled to receive for the year.

Under the plan, the Human Capital Committee may make a discretionary award to a participant in such amount as the Human Capital Committee determines to be appropriate and in the best interests of our company.

A copy of the form of the Executive Bonus Plan for fiscal 2023 is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Aspen Technology, Inc. FY 23 Executive Bonus Plan

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: July 29, 2022	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President, General Counsel and Secretary